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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


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      Date of Report (Date of earliest event reported): November 18, 2002


                              ATA HOLDINGS CORP.
            (Exact name of registrant as specified in its charter)


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           Indiana                     000-21642               35-1617970
 (State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
       of incorporation)                                  Identification Number)

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                          7337 West Washington Street
                             Indianapolis, Indiana
                                     46231
              (Address of principal executive offices) (Zip code)



      Registrant's telephone number, including area code: (317) 247-4000

                                      N/A

         (Former name or former address, if changed since last report)



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ITEM 5.

     The Company hereby attaches the following agreements. The Company is filing these as part of the Company's efforts to follow the spirit of the Sarbanes-Oxley Act and the spirit of the proposed rules set forth in SEC Release 33-8144.


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits.

     99.1 Agreement dated as of July 1, 2002, replacing the Agreement dated as of May 1, 2002, by and among ATA Holdings Corp., Betaco, Ltd. and Betaco, Inc.
     99.2 Amendment One to the Agreement dated as of July 1, 2002, replacing the Agreement dated as of May 1, 2002, by and among ATA Holdings Corp., Betaco, Ltd. and Betaco, Inc.
     99.3 Lear Jet Aircraft Lease Agreement dated as of December 24, 2001, by and among Betaco, Inc. and American Trans Air ExecuJet, Inc.
     99.4 Lear Jet Sublease Agreement dated as of December 24, 2001, by and among American Trans Air ExecuJet, Inc. and American Trans Air, Inc.
     99.5 Cessna Citation Aircraft Lease Agreement dated as of July 25, 2001, by and between Betaco, Inc. and American Trans Air ExecuJet, Inc.
     99.6 Cessna Citation Aircraft Sublease Agreement dated as of July 25, 2001, by and between American Trans Air ExecuJet, Inc. and American Trans Air, Inc.
     99.7 Helicopter Lease Agreement dated as of November 1, 2002, by and between Betaco, Inc. and American Trans Air ExecuJet, Inc. for the lease of a Aerospatiale Helicopter, Registration No. N42AT.
     99.8 Helicopter Sublease Agreement dated as of November 1, 2002, by and between American Trans Air ExecuJet, Inc. and American Trans Air, Inc.
     99.9 Helicopter Lease Agreement dated as of November 1, 2002, by and between Betaco, Inc. and American Trans Air ExecuJet, Inc. for the lease of a Bell LongRanger, Registration No. N116TV.
     99.10 Helicopter Lease Agreement dated as of December 11, 2001, by and among Betaco, Inc. and American Trans Air ExecuJet, Inc.
     99.11 Helicopter Lease Agreement dated as of September 14, 1989, by and between Betaco, Inc. and American Trans Air, Inc. for the lease of a Bell 206B JetRanger III Registration No. N39085.
     99.12 Fourth Amendment to Bell 206B JetRanger III Lease Agreement dated as of June 15, 1998, by and between Betaco, Inc. and American Trans Air, Inc.
     99.13 Fifth Amendment to Bell 206B JetRanger III Lease Agreement dated as of November 1, 2002, by and between Betaco, Inc. and American Trans Air, Inc.
     99.14 Aircraft Sublease Agreement dated as of December 11, 1998, by and between American Trans Air ExecuJet, Inc. and American Trans Air, Inc.
     99.15 Second Amendment to the Aircraft Sublease Agreement dated as of December 11, 2000, by and between American Trans Air ExecuJet, Inc. and American Trans Air, Inc.


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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ATA HOLDINGS CORP.


Date: November 18, 2002             By: /s/ Kenneth K. Wolff
                                        ---------------------------------
                                        Name:  Kenneth K. Wolff
                                        Title: Executive Vice President & CFO

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                                 EXHIBIT INDEX

Exhibit No.               Description of the Exhibit


99.1 Agreement dated as of July 1, 2002, replacing the Agreement dated as of May 1, 2002, by and among ATA Holdings Corp., Betaco, Ltd. and Betaco, Inc.
99.2 Amendment One to the Agreement dated as of July 1, 2002, replacing the Agreement dated as of May 1, 2002, by and among ATA Holdings Corp., Betaco, Ltd. and Betaco, Inc.
99.3 Lear Jet Aircraft Lease Agreement dated as of December 24, 2001, by and among Betaco, Inc. and American Trans Air ExecuJet, Inc.
99.4 Lear Jet Sublease Agreement dated as of December 24, 2001, by and among American Trans Air ExecuJet, Inc. and American Trans Air, Inc.
99.5 Cessna Citation Aircraft Lease Agreement dated as of July 25, 2001, by and between Betaco, Inc. and American Trans Air ExecuJet, Inc.
99.6 Cessna Citation Aircraft Sublease Agreement dated as of July 25, 2001, by and between American Trans Air ExecuJet, Inc. and American Trans Air, Inc.
99.7 Helicopter Lease Agreement dated as of November 1, 2002, by and between Betaco, Inc. and American Trans Air ExecuJet, Inc. for the lease of a Aerospatiale Helicopter, Registration No. N42AT.
99.8 Helicopter Sublease Agreement dated as of November 1, 2002, by and between American Trans Air ExecuJet, Inc. and American Trans Air, Inc.
99.9 Helicopter Lease Agreement dated as of November 1, 2002, by and between Betaco, Inc. and American Trans Air ExecuJet, Inc. for the lease of a Bell LongRanger, Registration No. N116TV.
99.10 Helicopter Lease Agreement dated as of December 11, 2001, by and among Betaco, Inc. and American Trans Air ExecuJet, Inc.
99.11 Helicopter Lease Agreement dated as of September 14, 1989, by and between Betaco, Inc. and American Trans Air, Inc. for the lease of a Bell 206B JetRanger III Registration No. N39085.
99.12 Fourth Amendment to Bell 206B JetRanger III Lease Agreement dated as of June 15, 1998, by and between Betaco, Inc. and American Trans Air, Inc.
99.13 Fifth Amendment to Bell 206B JetRanger III Lease Agreement dated as of November 1, 2002, by and between Betaco, Inc. and American Trans Air, Inc.
99.14 Aircraft Sublease Agreement dated as of December 11, 1998, by and between American Trans Air ExecuJet, Inc. and American Trans Air, Inc.
99.15 Second Amendment to the Aircraft Sublease Agreement dated as of December 11, 2000, by and between American Trans Air ExecuJet, Inc. and American Trans Air, Inc.